SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	December 17, 2003

HON INDUSTRIES Inc. (Exact name of registrant as specified in its charter)

IOWA (State or other jurisdiction of incorporation)

0-2648 (Commission File Number)	42-0617510 (IRS Employer Identification Number)

414 East Third Street, P.O. Box 1109, Muscatine, IA (Address of principal executive offices)	52761-0071 (Zip Code)

Registrant's telephone number, including area code: 563/264-7400

ITEM 5. OTHER EVENTS.

On December 17, 2003, HON INDUSTRIES Inc. issued a press release relating to signing a purchase agreement to acquire certain assets of Paoli, Inc. and Orleans Corporate Services, Inc., the text of which is filed as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION                  AND EXHIBITS.

(a)             Financial Statements of Business Acquired:        N/A

(b)             Pro Forma Financial Information:      None

(c)                           Exhibits.

                 Exhibit

                 Number            Exhibit

                    99                  Text of press release dated December 17, 2003.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HON INDUSTRIES Inc.
Date: December 17, 2003	By: /s/ Jerald K. Dittmer Jerald K. Dittmer Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number 99	Exhibit Text of press release dated December 17, 2003.